UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
      Washington, DC 20549




            FORM 8-K

          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange
Act of 1934




Date of Report (Date of earliest event reported)
       September 21, 2005



      Central American Equities Corp.
(Exact name of registrant as specified in its chapter)



Florida                 0-24185        65-0636168
State or other        Commission       IRS Employer
jurisdiction of       File Number    Identification No.
incorporation



     Hotel Alta, Alto de las Palomas
          Santa Ana, Costa Rica
           Mailing Address:
Hotel Alta, Interlink 964, POB 02-5635
           Miami, FL   33102
(Address of principal executive offices)

Registrant's telephone number, including country code

         +011-506-282-4160

__________________________________________________________
(Former name or former address, if changed since last report)


Item 4. Changes in Registrant's Certifying Accountant.

At a board of directors meeting held on September 21, 2005 of which a quorum was present, the Board of Directors of Central American Equities Corp. engaged Killman, Murrell & Company, P.C. Certified Public Accountants as the principal accountant for the Company. Central American Equities Corp. has authorized Clyde Bailey, P.C. to respond fully to the inquiries of the successor accountant. (We reported the resignation of our former auditor Clyde Bailey, P.C. in an 8-K dated September 16, 2005.)

Item 5. Other

We are reporting that the financial statements filed with the Company's 10-QSB for the three month period ended June 30, 2005 were not reviewed in accordance with Item 310 of Regulation SB. The Companys new auditor, as indicated in
Item 4, will review these financial statements and the Company will file as necessary an amended 10-QSB for the three month period ended June 30, 2005.

Item 7. Exhibits

No exhibits are filed with this 8-K.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central American Equities Corp.
      (Registrant)

Date: September 21, 2005


/s/ Michael N. Caggiano

___________________________________________
Michael N. Caggiano
President and CEO